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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):


                     September 7, 1999 (September 3, 1999)
                     -------------------------------------

                                  PHYCOR, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Tennessee                   0-19786                        62-1344801
  -------------------     --------------------------        -------------------
    (State or Other        (Commission File Number)           (I.R.S. Employer
    Jurisdiction of                                           Identification
    Incorporation)                                                Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37215
              ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (615) 665-9066
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On September 3, 1999, PhyCor, Inc., a Tennessee corporation (the "Company"), announced that pursuant to the Securities Purchase Agreement, dated as of June 15, 1999, as amended August 23, 1999 (the "Purchase Agreement"), between the Company and certain funds managed by E. M. Warburg, Pincus & Co., LLC ("Warburg, Pincus"), the Company had issued and sold the first series of Zero Coupon Subordinated Convertible Notes to Warburg, Pincus. The issuance resulted in gross proceeds to the Company of $100 million. The Company intends to use the proceeds from the issuance, net of costs, to repay indebtedness under the Company's credit facility. The proceeds resulting from the second issuance, which is subject to shareholder approval and other customary conditions, are expected to fund the Company's securities repurchase program and to further reduce the Company's indebtedness under the credit facility.

         The amendment to the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The press release announcing the investment by Warburg, Pincus is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

                    None required

         (b)  Pro Forma Financial Information.

                    None required

         (c)  Exhibits.

              10.1 Amendment to the Securities Purchase Agreement

              99.1 Form of press release issued by the Company announcing the investment by Warburg, Pincus




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PHYCOR, INC.



                                    By: /s/ John K. Crawford
                                       ---------------------------------------
                                         John K. Crawford
                                         Executive Vice President and
                                           Chief Financial Officer

Date: September 3, 1999





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                                  EXHIBIT INDEX




     EXHIBIT
     NUMBER        DESCRIPTION OF EXHIBITS
     ------        -----------------------
      10.1    --  Amendment to the Securities Purchase Agreement.

      99.1    --  Form of press release issued by the Company announcing the investment by Warburg, Pincus.















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